Exhibit 4.2

SPI 0799

sunesis

SUNESIS PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

[redacted]

CUSIP 867328 60 1

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF

SUNESIS PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CORPORATE SECRETARY

SUNESIS PHARMACEUTICALS, INC. CORPORATE SEAL 1998 DELAWARE

PRESIDENT AND CEO

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

SUNESIS PHARMACEUTICALS, INC.

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —	__________ Custodian __________
TEN ENT —	as tenants by the entireties		(Cust) (Minor)
JT TEN —	as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants Act common		Act ___________________________
		UNIF TRF MIN ACT —	_______ Custodian (until Age ______
(Cust)
__________ under Uniform Transfers
(Minor)
to Minors Act ___________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                              Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                              Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

X

X
NOTICE	THE SIGNATURE (S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By _________________________________________________________

THE SIGNATURE(s) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION BANKS. STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE I7Ad-15